UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Earliest Event Reported: January 21, 2008



                              X-RITE, INCORPORATED

                          (Exact name of registrant as
                            specified in its charter)

        Michigan                    000-14800                38-1737300
    (State or other               (Commission             (IRS Employer
    jurisdiction of               File Number)           Identification No.)
     incorporation)

           4300 44th Street S.E.
           Grand Rapids, Michigan                             49512
  (Address of principal executive office)                  (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (616) 803-2200


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Check the appropriate box below if the Form 8-K is intended to simultaneously
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|_|  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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|_|  Pre-commencement communications pursuant to Rule 14e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


On January 22, 2008, X-Rite, Incorporated ("X-Rite") announced that it has named Lynn J. Lyall as Executive Vice President and Chief Financial Officer of the Company, effective March 3, 2008. Mr. Lyall will replace Mary E. Chowning, who will stay with the Company through April 15, 2008 to assist with the transition.

Prior to joining X-Rite, Mr. Lyall, 54, served as Chief Financial Officer of Alticor, Inc., a $6 billion global consumer products business from 1999 to 2007. Prior to Alticor, he held the position of Chief Financial Officer at Blockbuster Entertainment Group from 1997 to 1999.

Mr. Lyall will be paid an annual base salary of $300,000. Mr. Lyall will also be eligible to participate in XRite's Management Incentive Plans. Under the Company's Short Term Incentive Plan, Mr. Lyall will be eligible to earn up to 48 percent of his annual salary at target performance. X-Rite's Long Term Incentive Plan for Senior Executives is comprised of a mix of both stock options and performance-based restricted stock for future long-term incentive ("LTI") grants. The mix is comprised of two components: 60 percent of the annual targeted LTI value in the form of restricted stock and 40 percent in the form of stock options. In March of 2008, Mr. Lyall will begin participation in the LTI Plan at a market value of $225,000. This amount will be reviewed and adjusted to market periodically.

Mr. Lyall will receive a one time stock option award to purchase 75,000 shares of X-Rite common stock, effective March 3, 2008. The stock options will vest in equal annual installments over a period of three years from the date of grant. The grant date will be March 3, 2008.

Mr. Lyall will also be entitled to severance and change-in-control benefits. Under X-Rite's Confidential Severance and Release for Senior Executives, he will be entitled to severance benefits for 12 months unless his employment is terminated for engaging in conduct involving dishonestly, fraud, conduct intentionally injurious to the Company, or if he voluntarily terminates his employment from X-Rite. In the event of a Change-of-Control ("CIC"), Mr. Lyall will be eligible to participate in the X-Rite, Incorporated Change-of-Control Severance Plan for Senior Executives. This Plan provides for all CIC provisions associated with 24 months of compensation and benefits.

A copy of Mr. Lyall's offer letter from X-Rite is furnished as Exhibit 10.1 of this report.


Item 9.01    Financial Statements and Exhibits.
             ----------------------------------

             Exhibits

                 10.1 -      Offer Letter dated January 21, 2008.

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated: January 25, 2008                  X-RITE, INCORPORATED

                                               By:   /s/ Mary E. Chowning
                                                     ---------------------------
                                                     Mary E. Chowning
                                                     Chief Financial Officer